As Filed with the United States Securities and Exchange Commission on February 21, 2007.
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FIRST AMENDMENT TO FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
February 21, 2007
Date of Report (Date of Earliest Event Reported)
MID-AMERICA BANCSHARES, INC.
(Exact name of Registrant as specified in its charter)

Tennessee	000-55212	16-1754596
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7651 Highway 70 South, Nashville, Tennessee	37221
(Address of Principal Executive Offices)	(Zip Code)
(615) 646-4556
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operation and Financial Condition.
Mid-America Bancshares, Inc. (the “Company”) expects to issue a press release announcing the attainment of certain asset growth on a consolidated basis (unaudited). The Company hereby incorporates by reference into this Item the asset-growth information set forth in its press release, dated February 21, 2007, a copy of which is being furnished as Exhibit 99.1 to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”) except to the extent required by law.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
Registrant intends to issue a press release announcing recent asset growth (unaudited). A copy of the press release is included in this Current Report as Exhibit 99.1.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits. The Exhibit to this Current Report is being furnished pursuant to Item 7.01 and is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any of Registrant’s previous or future filings under the Securities Act of 1933, as amended, or under the Exchange Act:

Exhibit Number	Description of Exhibit
99.1	Press Release dated February 21, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-AMERICA BANCSHARES, INC.
February 21, 2007	By:	/s/ Gary L. Scott
Gary L. Scott, Chairman and
Chief Executive Officer